UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2013

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (210) 828-7689

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
_________________________________________

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Shareholders of Pioneer Energy Services Corp. (the “Company”) held on May 15, 2013 (the "2013 Annual Meeting"), the Company's shareholders approved the amendment and restatement of the Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan (the “Incentive Plan”) to:

•
Increase the number of shares of authorized shares that can be awarded to our officers, employees and consultants of the Company or any of its subsidiaries and any nonemployee director of the Company under the plan by 1,350,000 shares (from 6,400,000 shares to 7,750,000);

•
Add a provision to allow for a fungible share pool that reduces the shares available for issuance under the plan more rapidly when "full value" awards (i.e., restricted stock and restricted stock units) are granted;

•
Delete the provision limiting the number of shares of common stock that are available for issuance under the plan in connection with full value awards to no more than 2,100,000 shares of common stock; and

•	Extend the expiration of the plan for an additional ten years to May 15, 2023.
The Compensation Committee of the Board of Directors of the Company had previously adopted the amendment and restatement, subject to shareholder approval. A description of the material terms and conditions of the Incentive Plan appears in Proposal 2 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2013 (the “2013 Proxy Statement”).
The foregoing description of the Incentive Plan, as amended and restated, is qualified in its entirety by reference to the full text of the Incentive Plan, as amended and restated. A copy of the Incentive Plan, as amended and restated, is attached as Appendix A to the 2013 Proxy Statement and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As described in Item 5.02 above, the Company held its 2013 Annual Meeting on May 15, 2013.
Set forth below are the final voting results for matters voted upon at the 2013 Annual Meeting. The matters set forth below are described in greater detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2013. At the 2013 Annual Meeting, the holders of 55,800,279 shares of the Company's common stock cast votes either in person or by proxy, which represents approximately 89% of the outstanding shares of the Company's common stock.
1. The Company's shareholders elected John Michael Rauh as a Class III director to hold office until the Company's 2016 Annual Meeting of Shareholders, based on the following votes:

Votes For	Votes Withheld	Broker Non-Votes
44,382,944	1,589,434	9,827,901
2. The shareholders approved the amendment and restatement of the Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,982,000	1,997,736	1,992,642	9,827,901
3. The shareholders approved, on an advisory basis, the compensation paid to the Company's named executive officers as described pursuant to Item 402 of Regulation S-K, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,970,180	951,661	50,537	9,827,901
4. The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2013 fiscal year, based upon the following votes:

Votes For	Votes Against	Abstentions
55,274,099	419,183	106,997

Item 9.01 Financial Statements and Exhibits.
Exhibit No.    Description

10.1
Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan (incorporated herein by reference to Appendix A of the Company's definitive proxy statement on Schedule 14A, filed April 12, 2013.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Date: May 21, 2013

EXHIBIT INDEX

Exhibit No.    Description

10.1
Amended and Restated Pioneer Energy Services Corp. 2007 Incentive Plan (incorporated herein by reference to Appendix A of the Company's definitive proxy statement on Schedule 14A, filed April 12, 2013.)